UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

399 Park Avenue, 38th Floor
New York, New York 10022
July 9, 2021
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Owl Rock Capital Corporation II (the “Company,” “we” or “us”) to be held on August 26, 2021 at 9:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)
To elect two members of the board of directors of the Company (the “Board”) to serve until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified;

(ii)
to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(iii)
to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Company’s Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.
The Company has elected to provide access to its proxy materials to certain of its shareholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about July 13, 2021, the Company intends to mail to most of its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and how to submit proxies over the internet. All other shareholders will receive a copy of the proxy statement and Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report. The Company believes that providing its proxy materials over the internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Company’s common stock, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting virtually, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy through the internet.
Your vote and participation in the governance of the Company are very important.
Sincerely yours,
Craig W. Packer
Chief Executive Officer, President and Director

OWL ROCK CAPITAL CORPORATION II
399 Park Avenue, 38th Floor
New York, New York 10022
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On August 26, 2021
To the Shareholders of Owl Rock Capital Corporation II:
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Owl Rock Capital Corporation II, a Maryland corporation (the “Company”), will be held on August 26, 2021 at 9:30 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ORCCII2021. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How to attend and vote at the Annual Meeting.”
The Annual Meeting is being held for the following purposes:
1.
To elect two members of the Board to serve until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified;

2.
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.
To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The Board has fixed the close of business on July 6, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting.   The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) are available at www.proxyvote.com.
By Order of the Board of Directors,
Neena Reddy Secretary
July 9, 2021
Shareholders are requested to promptly authorize a proxy vote over the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy over the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by virtually attending the Annual Meeting and voting.

OWL ROCK CAPITAL CORPORATION II
399 Park Avenue, 38th Floor
New York, New York 10022
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On August 26, 2021
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The annual meeting (the “Annual Meeting”) of shareholders of Owl Rock Capital Corporation II, which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Company,” will be held on August 26, 2021 at 9:30 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ORCCII2021.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, shareholders will be asked to:
•
elect each of Christopher M. Temple and Melissa Weiler to the Board for three-year terms, each expiring at the 2024 annual meeting of shareholders and until their successors are duly elected and qualified; and

•
ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

Who can vote at the Annual Meeting?
Only shareholders of record as of the close of business on July 6, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date.
How may I attend the meeting and vote?
By voting virtually at the Annual Meeting.   The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/ORCCII2021. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ORCCII2021.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/ORCCII2021 on the day of the Annual Meeting.

•
Webcast starts at 9:30 a.m., Eastern Time.

•
You will need your 16-Digit Control Number to enter the Annual Meeting.

•
Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
By Proxy through the Internet.   You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.
By Proxy through the Mail.   When voting by proxy and mailing your proxy card, you are required to:
•
indicate your instructions on the proxy card;

•
date and sign the proxy card;

•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•
allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on August 25, 2021.

Does the Board recommend voting for each of the Proposals?
Yes. The Board unanimously recommends that you vote “FOR” each of the proposals.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on August 26, 2021 at 9:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Only holders of record of our common stock at the close of business on July 6, 2021, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 151,685,652 shares of common stock, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), and how to submit proxies over the internet are first being sent to shareholders on or about July 13, 2021. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the election of two members of the Board to serve until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified, and (2) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.
To elect two members of the Board to serve until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified;

2.
To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.
To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Quorum Required
A majority of the outstanding Shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Vote Required
Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To elect two members of the Board to serve until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
Proposal 2 – To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.
Proposal 3 – To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
You may vote “for” or “against,” or abstain from voting on Proposal 1, Proposal 2 and Proposal 3. The adoption of each of Proposal 1, Proposal 2 and Proposal 3 requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of shares voted “for” each proposal must exceed the number of shares voted “against” such proposal. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “against” votes, “abstain” votes, and broker non-votes.
Voting
You may vote by proxy or in person (virtually) at the Annual Meeting in accordance with the instructions provided below.
Voting by Proxy
You also may authorize a proxy through the internet using the web address included on your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the 16‑digit control number located on your Notice of Internet Availability of Proxy Materials. After inputting the 16-digit control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:
•
indicate your instructions on the proxy card;

•
date and sign the proxy card;

•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•
allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time, on August 25, 2021.

Voting at the Annual Meeting
The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/ORCCII2021. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ORCCII2021.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/ORCCII2021 on the day of the Annual Meeting.

•
Webcast starts at 9:30 a.m., Eastern Time.

•
You will need your 16-Digit Control Number to enter the Annual Meeting.

•
Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Important notice regarding the availability of proxy materials for the Annual Meeting.   The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Neena Reddy and Alan Kirshenbaum (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the shareholders. The Company has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $50,000 plus reasonable out-of-pocket expenses.

Revocability of Proxies
A shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person (virtually) or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Secretary of the Company, Neena Reddy, at our principal executive offices located at 399 Park Avenue, 38th Floor, New York, New York 10022. You can call us by dialing (212) 419-3000. You can access our proxy materials online at www.proxyvote.com.
Record Date
The Board has fixed the close of business on July 6, 2021 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 151,685,652 Shares outstanding.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.
This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership according to information furnished to us by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current director, the nominees for director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.
The percentage ownership is based on 151,685,652 shares of our common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of our common stock beneficially owned by such shareholder.
Name and Address	Shares Beneficially Owned
	Number of Shares Owned	Percentage of Class Outstanding
Interested Directors
Craig W. Packer	116,667	*
Independent Directors
Brian Finn	—	—
Edward D’Alelio	—	—
Eric Kaye	—	—
Christopher M. Temple	—	—
Melissa Weiler	—	—
Executive Officers
Bryan Cole	—	—
Karen Hager	—	—
Alan Kirshenbaum(2)	27,778	*
Alexis Maged	—	—
Neena Reddy	—	—
All officers and directors as a group (11 persons)(1)	144,445	*

*
Less than 1%.

(1)
The address for each of the directors and officers is c/o Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022.

(2)
Includes 13,889 shares owned by Mr. Kirshenbaum and 13,889 shares owned by Mr. Kirshenbaum’s wife.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
At the Annual Meeting, shareholders of the Company are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, or greater than eleven. Under the Company’s Articles of Amendment and Restatement, (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two, and three years, respectively. The Board currently consists of six directors who serve in the following classes: Class I (terms ending at the 2023 annual meeting of shareholders) — Brian Finn and Eric Kaye; Class II (terms ending at the Annual Meeting) — Christopher M. Temple and Melissa Weiler; and Class III (terms ending at the 2022 annual meeting of shareholders) — Edward D’Alelio and Craig W. Packer. See “Corporate Governance — The Board” beginning on page 17 for more information regarding the composition of the Board.
Christopher M. Temple and Melissa Weiler each has been nominated for election by the Board to serve a three-year term until the 2024 annual meeting of shareholders and until each of their successors are duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.
A shareholder can vote for, against or abstain from voting for any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.
Required Vote
Each director nominee shall be elected by a majority of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal. There will be no cumulative voting with respect to Proposal 1.
Information about the Nominees and Directors
Set forth below is information, as of July 6, 2021, regarding Mr. Temple and Ms. Weiler, who are being nominated for election as directors of the Company by the Company’s shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Neither Mr. Temple nor Ms. Weiler is being proposed for election pursuant to any agreement or understanding between either Mr. Temple or Ms. Weiler, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

Nominees for Class II Directors — Term Expiring 2024
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Christopher M. Temple, 53	Director	President of DelTex Capital LLC	Class II Director since 2016; Term expires in 2021	5	Owl Rock Capital Corporation (“ORCC”) Owl Rock Capital Corporation III (“ORCC III”) Owl Rock Technology Finance Corp. (“ORTF”) Owl Rock Core Income Corp. (“ORCIC”) Plains All American Pipeline Company
Melissa Weiler, 56	Director	Private Investor Managing Director and member of the Management Committee of Crescent Capital Group (through 2020)	Class II Director since 2021, Term expires in 2021	5	ORCC ORCC III ORTF ORCIC Jefferies Financial Group Inc.

(1)
The address for each director is c/o Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
The term “Fund Complex” refers to (a) the Company, (b) ORCC and ORCIC, both business development companies (“BDCs”) that have the same adviser as the Company, Owl Rock Capital Advisors LLC (the “Adviser”), (c) ORTF, a BDC whose adviser, Owl Rock Technology Advisors LLC (“ORTA”), is affiliated with the Adviser, and (d) ORCC III, a BDC whose Adviser, Owl Rock Diversified Advisors LLC (“ORDA” and together with the Adviser, ORTA and Owl Rock Private Fund Advisors LLC, the “Owl Rock Advisers”), is affiliated with the Adviser. Directors and officers who oversee the funds in the Fund Complex are noted.

Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York based middle market private equity firm since June 2011. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from

May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company since November 2016 and has served as a member of the Plains GP Holdings, L.P. compensation committee since November 2020 and as a director of Plains All American Pipeline, L.P’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, as part of his role with Tailwind, Mr. Temple has served on private boards including Brawler Industries, and National HME and currently serves on the boards of Loenbro, Inc. and HMT, LLC. Since March 2016 and November 2016 he has served on the boards of directors of ORCC and the Company, respectively, since August 2018 he has served on the board of directors of ORTF and since February 2020 and September 2020 he has served on the boards of directors of ORCC III and ORCIC, respectively. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.
The Company believes Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to the Board.
Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since June 2021. She is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Weiler joined the boards of the Company, ORCC, ORCC III, ORTF and ORCIC in 2021.
The Company believes Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board.

Incumbent Class III Directors — Terms Expiring 2022:
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Edward D’Alelio, 69	Chairman of the Board, Director	Retired	Class III Director since 2016; Term expires in 2022	5	ORCC ORCC III ORTF ORCIC Blackstone/GSO Long Short Credit Fund Blackstone/GSO Sen. Flt Rate Fund
Interested Directors(4)
Craig W. Packer, 54	Chief Executive Officer, President and Director	Co-Founder of Owl Rock Capital Partners LP (“Owl Rock Capital Partners”) Co-Chief Investment Officer of each of the Owl Rock Advisers President and Chief Executive Officer of the Company, ORCC, ORCC III, ORTF and ORCIC (collectively, the “Owl Rock BDCs”) Co-Head of Leveraged Finance in the Americas, Goldman Sachs	Class III Director since 2016; Term expires in 2022	5	ORCC ORCC III ORTF ORCIC Blue Owl Capital Inc. (“Blue Owl”)

(1)
The address for each director is c/o Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
The term “Fund Complex” refers to the Owl Rock BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

(4)
“Interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Packer is an “interested person” because of his affiliation with the Adviser.

Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston — School of Management. He is also chair of the investment committee of the Umass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since March 2016 and November 2016, he has served on the boards of directors of ORCC and the Company, respectively, since August 2018 he has served on the board of directors of ORTF, and since February 2020 and September 2020 he has served on the boards of directors of ORCC III and ORCIC, respectively. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care, Trump Entertainment Resorts and Umass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.
The Company believes Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.
Mr. Packer is the President and Chief Executive Officer of each of the Owl Rock BDCs, the Co-Chief Investment Officer of each of the Owl Rock Advisers, is a member of the Investment Committee of each of the Owl Rock Advisers, and was a Co-Founder of Owl Rock Capital Partners. Mr. Packer is also a Co-Founder and Senior Managing Director of Blue Owl, a member of Blue Owl’s Executive Committee and a member of Blue Owl’s board of directors. In addition, Mr. Packer has served on the boards of directors of ORCC and the Company since March 2016 and November 2016, respectively, on the board of directors of ORTF since August 2018, and on the boards of directors of ORCC III and ORCIC since February 2020 and September 2020, respectively. Prior to co-founding Owl Rock, Mr. Packer was Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co., where he served on the Firmwide Capital Committee, Investment Banking Division (“IBD”) Operating Committee, IBD Client and Business Standards Committee and the IBD Risk Committee. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs, Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette Mr. Packer serves as Treasurer and member of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut, and on the Advisory Board for the McIntire School of Commerce, University of Virginia. Mr. Packer earned a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.
The Company believes Mr. Packer’s depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with the Company and the Adviser, provide an important skillset and knowledge base to the Board.

Incumbent Class I Directors — Terms Expiring 2023:
Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director Nominees
Brian Finn, 60	Director	Private Investor Chief Executive Officer, Asset Management Finance Corporation (through 2013)	Class I Director since 2016; Term expires in 2023	5	ORCC ORCC III ORTF ORCIC The Scotts Miracle Gro Company Rotor Acquisition Corp.
Eric Kaye, 58	Director	Founder of Kayezen, LLC	Class I Director since 2016; Term expires in 2023	5	ORCC ORCC III ORTF ORCIC

(1)
The address for each director is c/o Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
The term “Fund Complex” refers to the Owl Rock BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.

Mr. Kaye is the founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye has served as Global Co Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of ORCC and the Company, respectively, since August 2018 he has served on the board of directors of ORTF, and since February 2020 and September 2020 he has served on the boards of directors of ORCC III and ORCIC, respectively.
The Company believes Mr. Kaye’s management positions and experiences in the middle market provide the Board with valuable insight.
Mr. Finn served as the Chief Executive Officer of Asset Management Finance Corporation from 2009 to March 2013 and as its Chairman from 2008 to March 2013. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments at Credit Suisse Group. Mr. Finn has held many positions within Credit Suisse and its predecessor firms, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse. Mr. Finn served as principal and partner of private equity firm Clayton, Dubilier & Rice from 1997 to 2002. Mr. Finn currently serves as Chairman of Covr Financial Technologies Corp., a director of The Scotts Miracle Gro Company, and WaveGuide Corporation, Chairman of Star Mountain Capital, a lower middle market credit investment firm, Investment Partner of Nyca Partners, a financial technology venture capital firm, a director of Sarcos Robotics and is CEO and a director of Rotor Acquisition Corp., a publicly traded ‘blank check’ company. Since March 2016 and November 2016, he has served on the boards of directors of ORCC and the Company, respectively, since August 2018 he has served on the board of directors of ORTF, and since February 2020 and September 2020 he has served on the boards of directors of ORCC III and ORCIC, respectively. Mr. Finn received a B.S. in Economics from The Wharton School, University of Pennsylvania.
The Company believes Mr. Finn’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000. For purposes of this Proxy Statement, the term “Fund Complex” is defined to include the Owl Rock BDCs.
Name of Director	Dollar Range of Equity Securities in Owl Rock Capital Corporation II(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors
Craig W. Packer	over $100,000	over $100,000
Independent Directors
Brian Finn	None	over $100,000
Edward D’Alelio	None	over $100,000
Eric Kaye	None	over $100,000
Christopher M. Temple	None	over $100,000
Melissa Weiler	None	over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the current net public offering price of $9.42 per share by the number of equity securities beneficially owned.

(3)
The dollar range of equity securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of: (a) the closing price of ORCC’s common stock of $14.54 on the Record Date on the New York Stock Exchange (“NYSE”) multiplied by the number of shares of ORCC’s common stock beneficially owned by the director, (b) the product obtained by multiplying the net asset value per share of ORCC III as of March 31, 2021, by the number of shares of ORCC III beneficially owned, (c) the product obtained by multiplying the net asset value per share of ORTF as of March 31, 2021, by the number of shares of ORTF beneficially owned, (d) the product obtained by multiplying the current net offering price of ORCIC, times the number of shares of ORCIC beneficially owned and (e) the total dollar range of equity securities in the Company beneficially owned by the director.

Information about Executive Officers Who Are Not Directors
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.
Name	Age	Position	Officer Since
Bryan Cole	36	Chief Financial Officer, Chief Accounting Officer	2017
Karen Hager	49	Chief Compliance Officer	2018
Alan Kirshenbaum	50	Chief Operating Officer, Treasurer	2015
Alexis Maged	55	Vice President	2017
Neena Reddy	43	Vice President, Secretary	2019
The address for each of the Company’s executive officers is c/o Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022.
Mr. Cole is a Managing Director of Blue Owl and serves as the Chief Financial Officer of the Company, ORCC III and ORCIC, as the Treasurer of ORCC III and ORCIC, and as the Chief Accounting Officer for each of the Owl Rock BDCs. Prior to joining Owl Rock in January 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded BDC, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services — Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.
Ms. Hager is a Managing Director of Blue Owl and also serves as the Chief Compliance Officer of each of the Owl Rock Advisers and each of the Owl Rock BDCs and Blue Owl. Prior to joining Owl Rock in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.
Mr. Kirshenbaum is the Chief Financial Officer of Blue Owl and also serves as the Chief Operating Officer and Chief Financial Officer of the Owl Rock Advisers, the Chief Financial Officer and Treasurer of ORCC and ORTF, the Chief Operating Officer of the Company, ORCC, ORCC III and ORTF, and as the Treasurer of the Company. Mr. Kirshenbaum served on the boards of the Company and ORCC from 2015 – 2021, on the board of ORTF from 2018 – 2021 and on the boards of ORCC III and ORCIC from 2020 – 2021. Prior to Owl Rock, Mr. Kirshenbaum was Chief Financial Officer of Sixth Street Specialty Lending, Inc. (formerly, TPG Specialty Lending, Inc.), a BDC traded on the NYSE (TSLX). Mr. Kirshenbaum was responsible for building and overseeing TSLX’s finance, treasury, accounting and operations functions from August 2011 through October 2015, including during its initial public offering in March 2014. From 2011 to 2013, Mr. Kirshenbaum was also Chief Financial Officer of TPG Special Situations Partners. From 2007 to 2011, Mr. Kirshenbaum was the Chief Financial Officer of Natsource, a private investment firm and, prior to that, Managing Director, Chief Operating Officer and Chief Financial Officer of MainStay Investments. Mr. Kirshenbaum joined Bear Stearns Asset Management (“BSAM”) in 1999 and was BSAM’s Chief Financial Officer from 2003 to 2006. Before joining BSAM, Mr. Kirshenbaum worked in public accounting at KPMG and J.H. Cohn. Mr. Kirshenbaum is actively involved in a variety of non-profit organizations including the Boy Scouts of America and as trustee for the Jewish Federation of Greater MetroWest NJ. Mr. Kirshenbaum is also a member of the Rutgers University Dean’s Cabinet. Mr. Kirshenbaum received a B.S. from Rutgers University and an M.B.A. from New York University Stern School of Business.

Mr. Maged is a Managing Director in the Owl Rock division of Blue Owl and also serves as the Head of Credit for each of the Owl Rock Advisers and as Vice President of each of the Owl Rock BDCs and is a member of the Investment Committee of each of the Owl Rock Advisers. Prior to joining Owl Rock in 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York based provider of pet themed products and technology, from 2014 to 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank’s Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group’s Leveraged Finance Group, where he coordinated the firm’s High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette. Upon DLJ’s merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse’s Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received a B.A. from Vassar College and an M.B.A. from New York University Stern School of Business.
Ms. Reddy is a Managing Director, General Counsel and Secretary of Blue Owl and also serves as the General Counsel and Chief Legal Officer of all of the Blue Owl Advisors, including the Owl Rock Advisers, and as Vice President and Secretary of each of the Owl Rock BDCs. Prior to joining Owl Rock in June 2019, Ms. Reddy was counsel at Goldman Sachs Asset Management, where she was responsible for direct alternative products, including private credit. Previously, Ms. Reddy was an attorney at Boies Schiller Flexner LLP and Debevoise & Plimpton LLP. Ms. Reddy received a B.A. in English from Georgetown University and a J.D. from New York University School of Law. Prior to becoming an attorney, Ms. Reddy was a financial analyst at Goldman, Sachs & Co.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of six members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of the Company’s Class I directors will expire at the 2023 annual meeting of shareholders; the terms of the Company’s Class II directors will expire at the Annual Meeting; and the terms of the Company’s Class III directors will expire at the 2022 annual meeting of shareholders.
Messrs. Finn and Kaye serve as Class I directors (with terms expiring in 2023). Mr. Temple and Ms. Weiler serve as Class II directors (with terms expiring at the Annual Meeting). Messrs. D’Alelio and Packer serve as Class III directors (with terms expiring in 2022).
On May 19, 2021, Owl Rock Capital Group, the parent of the Adviser, and Dyal Capital Partners consummated their previously announced merger to form Blue Owl (NYSE:OWL) (the “Transaction”). Blue Owl is a publicly traded alternative asset management firm with approximately $27.8 billion in assets under management as of March 31, 2021. Blue Owl consists of two divisions: Owl Rock, which focuses on direct lending and Dyal, which focuses on providing capital to institutional alternative asset managers.
As previously disclosed, the Transaction was intended to comply with Section 15(f) of the 1940 Act. On May 18, 2021, in anticipation of the Transaction, and in order to ensure that the Transaction complied with Section 15(f), including the requirement that at least 75% of the members of the Board not be “interested persons” (as defined in the 1940 Act) of the Company for three years following the consummation of the Transaction, Douglas Ostrover and Alan Kirshenbaum stepped down as directors of the Company, effective upon the consummation of the Transaction. The Board also voted to reduce its size from eight to six directors, effective upon the consummation of the Transaction.
Independent Directors
The Company’s Charter requires that a majority of the Board consist of directors who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates, as defined in the 1940 Act (“Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Finn, Kaye, Temple, and D’Alelio and Ms. Weiler qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.
Interested Directors
Mr. Packer is considered an “interested person” (as defined in the 1940 Act) of the Company since he is an officer of the Adviser.
Meetings and Attendance
The Board met fourteen times during 2020 and acted on various occasions by written consent. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he served during the last fiscal year and while he served as a director.

Board Attendance at the Annual Meeting
The Company’s policy is to encourage its directors to attend each annual meeting; however, such attendance is not required at this time. All of the Company’s then-current directors attended the 2020 annual meeting of shareholders.
Board Leadership Structure and Oversight Responsibilities
Overall responsibility for the Company’s oversight rests with the Board. The Company has entered into a third amended and restated investment advisory agreement (“Investment Advisory Agreement”), pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Company’s other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is currently composed of six members, five of whom are directors who are not “interested persons” of the Company or the Adviser as defined in the 1940 Act.
The Board meets in person at regularly scheduled quarterly meetings each year. In addition, the Board may act by unanimous written consent and hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.
As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.
The Board has appointed Edward D’Alelio, an Independent Director, to serve in the role of Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.
The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Company’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, the Company’s chief compliance officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022, Attention: Secretary.

Committees of the Board
The Board has an Audit Committee and a Nominating Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement and the charters of the Audit and Nominating Committees can be accessed on the Company’s website at www.owlrockbdcs.com.
As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairperson are bolded):
Audit Committee	Nominating and Corporate Governance Committee
Edward D’Alelio	Edward D’Alelio
Christopher M. Temple	Christopher M. Temple
Eric Kaye	Eric Kaye
Brian Finn	Brian Finn
Melissa Weiler	Melissa Weiler
Audit Committee Governance, Responsibilities and Meetings
In accordance with its written charter adopted by the Board, the Audit Committee:
(a)
assists the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the performance of the Company’s independent registered public accounting firm;

(b)
prepares an Audit Committee report, if required by the SEC, to be included in the Company’s annual proxy statement;

(c)
oversees the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and financial reporting policies and internal controls;

(d)
determines the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof;

(e)
pre-approves all audit and non-audit services provided to the Company and certain other persons by such independent registered public accounting firm; and

(f)
acts as a liaison between the Company’s independent registered public accounting firm and the Board.

The Audit Committee had nine formal meetings in 2020.
The Board has determined that each of Brian Finn and Christopher M. Temple is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.
Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.

Nominating Committee Governance, Responsibilities and Meetings
In accordance with its written charter adopted by the Board, the Nominating Committee:
(a)
recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of the Company’s shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;

(b)
makes recommendations with regard to the tenure of the directors;

(c)
is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d)
recommends to the Board the compensation to be paid to the Independent Directors.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Company’s shareholders or from other sources it deems appropriate.
The Nominating Committee had three formal meetings in 2020.
Director Nominations
Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by shareholders in compliance with the procedures set forth in the Company’s bylaws.
Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements are separate from the requirements discussed below to have the shareholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
In evaluating director nominees, the Nominating Committee considers, among others, the following factors:
•
whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•
whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•
whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and

•
whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.
The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.
The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4, and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to such persons were timely filed.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics which applies to the Company’s executive officers, including its Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.owlrockbdcs.com.
There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.owlrockbdcs.com as well as file a Form 8-K with the Securities and Exchange Commission.
Commitments to the Community and to Diversity and Inclusion
The Company and the Adviser are committed to their community and continue to monitor the social and economic impact of recent events, remaining dedicated to their broader philanthropic and community activities. The Adviser’s recent initiatives include a $5 million commitment of its own capital to a community loan program that extends interest-free loans to U.S.-based small businesses to support their efforts to maintain full employment, with an emphasis on minority-owned businesses impacted by COVID-19 and other economic and social crises, as well as a donation of $1 million to a local food bank.
In addition, the Company and the Adviser prioritize recruiting and retaining a diverse group of professionals. The Company and the Adviser believe a team comprised of individuals with diverse backgrounds, experiences, perspectives and insights is a more effective team. As Owl Rock has grown, its diversity and inclusion approach has expanded in scope and participation to include employees from all backgrounds across all departments and at all levels.
Election of Officers
Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.
Compensation Discussion and Analysis
The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Company’s amended and restated administration agreement (the “Administration Agreement”), as applicable. The Company’s day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and management of the Company’s investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.
None of the Company’s executive officers will receive direct compensation from us. The Company will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to the Company’s business and affairs, and as otherwise set forth in the Administration Agreement). Members of the Adviser’s investment committee (the “Investment Committee”), through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.
Director Compensation
No compensation is expected to be paid to the Company’s directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. The Company’s directors who do not also serve in an executive officer capacity for the Company or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson. These directors are Edward D’Alelio, Christopher M. Temple, Eric Kaye, Brian Finn and Melissa Weiler. The Company pays each Independent Director the following amounts for serving as a director:
Net Asset Value	Annual Cash Retainer		Annual Committee Chair Cash Retainer			Committee Meeting Fee
		Board Meeting Fee	Chair of the Board	Audit	Nominating and Corporate Governance
$0 to $100 million	$30,000	$1,000	$7,500	$5,000	$5,000	$1,000
$100 million to $250 million	$50,000	$1,000	$7,500	$5,000	$5,000	$1,000
$250 million to $500 million	$75,000	$1,500	$25,000	$20,000	$20,000	$1,500
$500 million to $750 million	$100,000	$2,500	$25,000	$20,000	$20,000	$2,500
> $750 million	$150,000	$2,500	$25,000	$20,000	$20,000	$2,500
The Company also reimburses each of the directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The table below sets forth the compensation received by each director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2020:
Name of Director	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Edward D’Alelio	$250,000	$250,000	$963,540
Christopher M. Temple	$242,500	$242,500	$917,224
Eric Kaye	$245,000	$245,000	$895,907
Brian Finn	$220,000	$220,000	$843,249
Compensation of the Investment Adviser
The Company pays the Adviser an investment advisory fee for its services under the Investment Advisory Agreement consisting of two components: a management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The cost of both the Management Fee and the Incentive Fee ultimately will be borne by the Company’s shareholders.
The Management Fee is payable quarterly in arrears. The base management fee is calculated at an annual rate of 1.50% of the average value of the Company’s gross assets excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters. Although the Company does not anticipate making significant investments in derivatives and swaps similar to the Company’s direct investment in portfolio companies, the fair value of any such derivatives and swaps, which will not necessarily equal the notional value of such derivatives and swaps, will be included in the Company’s calculation of gross assets. The base management fee is payable quarterly in arrears. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such quarter prior to the occurrence of a liquidity event. Base management fees for any partial quarter are prorated based on the number of days in the quarter.
The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:
•
No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.5% per quarter on the Company’s adjusted capital. The Company refers to this as the quarterly preferred return.

•
All of the Company’s pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.818%, which the Company refers to as the upper level breakpoint, on the Company’s adjusted capital in any quarter, will be payable to the Company’s Adviser. The Company refers to this portion of the incentive fee on income as the catch up. It is intended to provide an incentive fee of 17.5% on all of the Company’s pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.818% on the Company’s adjusted capital in any quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.5% and upper level breakpoint of 1.818% are also adjusted for the actual number of days each calendar quarter.

•
For any quarter in which the Company’s pre-incentive fee net investment income exceeds 1.818% on the Company’s adjusted capital, the incentive fee on income will equal 17.5% of the amount of the

Company’s pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.
•
Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

•
For purposes of computing the incentive fee on income, although the Company does not anticipate making significant investments in derivatives and swaps, the calculation methodology will look through any such derivatives or swaps as if the Company owned the reference assets directly. Therefore, net interest, if any, associated with a derivative or swap (which is defined as the difference between (i) the interest income and transaction fees received in respect of the reference assets of the derivative or swap and (ii) all interest and other expenses paid by the Company to the derivative or swap counterparty) will be included in the calculation of quarterly pre-incentive fee net investment income for purposes of the incentive fee on income. The notional value of any such derivatives or swaps is not used for these purposes.

•
Adjusted capital is defined as cumulative proceeds generated from sales of the Company’s common stock, including proceeds from the Company’s distribution reinvestment plan, net of sales load (upfront selling commissions and dealer manager fees) reduced for (i) distributions paid to the Company’s shareholders that represent a return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to the Company’s share repurchase program, if any, measured as of the end of the immediately preceding calendar quarter.

The following is a graphical representation of the calculation of the quarterly incentive fee on income:
Quarterly Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of adjusted capital)
Percentage of Pre-Incentive Fee Net Investment Income
Allocated to Quarterly Incentive Fee
The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 17.5% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
For purposes of computing the incentive fee on capital gains, the calculation methodology will look through derivatives or swaps as if we owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in the calculation of the incentive fee on capital gains.
Because of the structure of the incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.5% on adjusted capital for a quarter, we will pay the applicable incentive fee even if we incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Adviser will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never received as a result of any borrower’s default or a subsequent realized loss of our portfolio.
The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using detailed policies and procedures approved by our Adviser and our Board, including a majority of the independent directors, and such policies and procedures are consistent with the description of the calculation of the fees set forth above.
Our Adviser may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Adviser may determine in its sole discretion.
Certain Relationships and Related Party Transactions
The Company has entered into the Investment Advisory Agreement and the Administration Agreement and an expense reimbursement and conditional reimbursement agreement (the “Expense Support Agreement”) with the Adviser. In addition, the Board previously authorized the Company to enter into a series of promissory notes (the “Promissory Notes”) with the Adviser, which have since matured, as discussed below. Pursuant to the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and an incentive fee. See “Corporate Governance — Compensation of the Investment Adviser” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, the Company will reimburse the Adviser for expenses necessary to perform services related to the Company’s administration and operations. The purpose of the Expense Support Agreement is to ensure that no portion of the Company’s distributions to shareholders will represent a return of capital for tax purposes. Pursuant to the Promissory Notes, the Company was authorized to borrow up to $50 million from the Adviser. The Promissory Notes matured on December 31, 2020. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.
The Company’s executive officers, certain of the Company’s directors and certain other finance professionals of Blue Owl also serve as executives of the Owl Rock Advisers and officers and directors of the Company and certain professionals of Blue Owl and the Adviser are officers of Blue Owl Securities LLC. In addition, the Company’s executive officers and directors and the members of the Adviser and members of the Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as the Company does including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by the Company’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company’s investment objectives.
At times, the Company may compete with other entities managed by the Adviser as well as entities managed by the other Owl Rock Advisers and affiliates of Blue Owl, including the other Owl Rock BDCs and funds managed by the Adviser or its affiliates comprising Owl Rock (together with the Company, the “Owl Rock Clients”) and the private funds managed by Dyal, a division of Blue Owl (the “Dyal Clients,” and together with the Owl Rock Clients, the “Blue Owl Clients”), for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate or participate fully in certain investments made by the Blue Owl Clients. This can create a potential conflict when allocating investment opportunities among the Company and such other Blue Owl Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time between the Owl Rock Clients and other funds managed by the Adviser and its affiliates and addresses the co-investment restrictions set forth under the 1940 Act.

Allocation of Investment Opportunities
The Owl Rock Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its investment allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Owl Rock Advisers intend to allocate common expenses among the Company and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Owl Rock Advisers and the Investment Advisory Agreement.
The Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities over time between the Owl Rock Clients and other funds managed by the Adviser and its affiliates and addresses the co-investment restrictions set forth under the 1940 Act. When the Company engages in co-investments as permitted by the exemptive relief described below, the Company will do so in a manner consistent with the Owl Rock Advisers’ investment allocation policy.
In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Owl Rock Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether the Company or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Owl Rock Advisers’ allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
As a result of exemptive relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of other funds managed by Owl Rock that could avail themselves of the exemptive relief and that have an investment objective similar to the Company’s.
The Owl Rock Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Company and its or its affiliates’ similar fiduciary obligations to other clients, including the Owl Rock Clients, however, there can be no assurance that the Owl Rock Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.
The allocation of investment opportunities among the Company and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Owl Rock Advisers’ investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for the Company or another investment fund or account including the Owl Rock Clients. In making this assessment, the Owl Rock Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or regulated investment companies; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Owl Rock Advisers may afford prior decisions precedential value.
Pursuant to the Owl Rock Advisers’ investment allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Owl Rock Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to the Company relative to one or all of the other investment funds, or vice versa. While the Owl Rock Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that the Company’s actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Co-Investment Opportunities
As a BDC, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless it obtains an exemptive order from the SEC.
The Company, the Adviser and certain of the Company’s affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s investment objective and strategies, (3) the investment by the Company’s affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which the Company’s affiliates are investing, and (4) the proposed investment by the Company would not benefit the Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. The Owl Rock Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company, and the other funds managed by the Adviser and its affiliates. See “Certain Relationships and Related Party Transactions.”
In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs that have co-investment exemptive orders on which they can rely, through December 31, 2020, the Company was permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in its existing portfolio companies with certain private funds managed by the Adviser or its affiliates and covered by the Company’s exemptive relief, even if such private funds had not previously invested in such existing portfolio company. Without this order, private funds would generally not be able to participate in such follow-on investments with the Company unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with the Company. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein.

Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
License Agreement
The Company has entered into a license agreement (the “License Agreement”), pursuant to which an affiliate of Owl Rock Capital Partners has granted the Company a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, the Company has a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Owl Rock” name or logo.
Expense Support and Conditional Reimbursement Agreement
On February 6, 2017, we entered into the Expense Support Agreement with the Adviser, the purpose of which is to ensure that no portion of the Company’s distributions to shareholders will represent a return of capital for tax purposes. The Expense Support Agreement became effective as of April 4, 2017.
Material Non-Public Information
The Company’s senior management, members of the Investment Committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which the Company is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.
Required Vote
The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. KPMG LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2018, December 31, 2019 and December 31, 2020. The Company knows of no direct financial or material indirect financial interest of KPMG LLP in the Company. A representative of KPMG LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.
Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint KPMG LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.
Fees
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by KPMG LLP for professional services performed for the fiscal years ended December 31, 2020 and December 31, 2019:
	For the Fiscal Year ended December 31, 2020	For the Fiscal Year ended December 31, 2019
Audit Fees	$864,000	$681,500
Audit-Related Fees(1)	—	—
Tax Fees	118,200	73,115
All Other Fees(2)	—	—
Total Fees	$982,200	$754,615

(1)
“Audit-Related Fees” are those fees billed to the Company by KPMG LLP for services provided by KPMG LLP.

(2)
“All Other Fees” are those fees, if any, billed to the Company by KPMG LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Audit Committee Report
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and KPMG LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2020, as filed with the SEC as part of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by KPMG LLP in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management.
The Audit Committee received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG LLP from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2020 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC. The Audit Committee also recommended the appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.
Audit Committee Members:
Christopher M. Temple, Chairman
Edward D’Alelio
Eric Kaye
Brian Finn
Melissa Weiler
The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF SHAREHOLDER PROPOSALS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2022 annual meeting of shareholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before March 11, 2022. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Neena Reddy, Secretary, Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022.
Shareholder proposals or director nominations to be presented at the 2022 annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than February 9, 2022, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than March 11, 2022, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
HOUSEHOLDING
Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Neena Reddy by telephone at (212) 419-3000 or by mail to Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022.
AVAILABLE INFORMATION
Copies of the Company’s annual reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (www.owlrockbdcs.com) or without charge, upon request. Please contact Investor Relations by telephone at (212) 651-4705 or mail your request to Owl Rock Capital Corporation II, 399 Park Avenue, 38th Floor, New York, New York 10022.
PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time on August 25, 2021. Follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ORCCII2021You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on August 25, 2021. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelopewe have provided or return before 5:00 p.m. Eastern Time on August 25, 2021to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.D57369-P59669OWL ROCK CAPITAL CORPORATION II399 PARK AVE, 38TH FLOORNEW YORK, NEW YORK 100221a. Christopher M. TempleOWL ROCK CAPITAL CORPORATION II1b. Melissa WeilerFor Against Abstain! ! !! ! !For Against Abstain! ! !! ! !The Board of Directors recommends you vote FOR proposals 2 and 3.3. To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year endingDecember 31, 2021; and1. To elect each of Christopher M. Temple and Melissa Weilerto the board of directors of Owl Rock Capital Corporation II(the "Company") for three-year terms, each expiring atthe 2024 annual meeting of shareholders and until theirsuccessors are duly elected and qualified; andNominees:The Board of Directors recommends you vote FOR thefollowing:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.I

YOUR VOTE IS VERY IMPORTANT!Your immediate response will help avoid potential delays and may save the Companysignificant additional expenses associated with soliciting Shareholder votes.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders (the “Annual Meeting”) ofOwl Rock Capital Corporation II, a Maryland corporation (the “Company”), will be held on August 26, 2021 at9:30 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via livewebcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting byvisiting www.virtualshareholdermeeting.com/ORCCII2021.D57370-P59669OWL ROCK CAPITAL CORPORATION IIAnnual Meeting of ShareholdersAugust 26, 2021 at 9:30 a.m. Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned shareholder of Owl Rock Capital Corporation II, hereby appoints Neena Reddy and Alan J. Kirshenbaum, andeach of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meetingof Shareholders of Owl Rock Capital Corporation II to be held on August 26, 2021 at 9:30 a.m.
Eastern Time, virtually atwww.virtualshareholdermeeting.com/ORCCII2021, and any and all adjournments and postponements thereof, with all powerpossessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properlycome before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders,the accompanying Proxy Statement and the Annual Report on Form 10-K for the year ended 2020 and revokes any proxyheretofore given with respect to such meeting.This proxy is solicited on behalf of the Owl Rock Capital Corporation II Board of Directors. In their discretion, the proxiesare authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholdersor any adjournments or postponements thereof in accordance with the recommendation of the Board of Directorsor, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident tothe conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for thepurpose of soliciting additional proxies for any or all of the proposals referenced herein.If you sign, date and return this proxy, it will be voted as directed, or if no direction is indicated, will be voted inContinued and to be signed on reverse side